UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) APRIL 21, 1997


                            CCB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



       NORTH CAROLINA                   0-12358                56-1347849
(State or other jurisdiction        (Commission File         (IRS Employer
      of incorporation)                  Number)            Identification No.)


           111 CORCORAN STREET, POST OFFICE BOX 931, DURHAM, NC 27702
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (919) 683-7777


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

         MERGER WITH AMERICAN FEDERAL. On February 17, 1997, Registrant and American Federal Bank, FSB ("American Federal"), Greenville, South Carolina, entered into a definitive agreement under which American Federal would be merged into and with Registrant. The transaction is anticipated to close early in the third quarter of 1997. American Federal files its Annual Report on Form 10-K and other informational reports required to be filed under the Securities Exchange Act of 1934 with the Office of Thrift Supervision. This Form 8-K has been filed with the Securities and Exchange Commission (the "Commission") to make American Federal's 1996 Annual Report on Form 10-K available to the Commission.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits

         Exhibit 99.1   American Federal Bank, FSB Annual Report on Form 10-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CCB FINANCIAL CORPORATION



Date: April 21, 1997          By:  /s/ W. HAROLD PARKER, JR.
                                   -------------------------
                                       W. Harold Parker, Jr.
                                       Senior Vice President and Controller


                                       3